New Age Alpha Variable Funds Trust Form N-14

Exhibit 99.14(b)

Consent of Independent Registered Public Accounting Firm

We consent to the references to our firm under the captions “Fund Service Providers”, “Financial Highlights,” “Other Service Providers,” “Representations and Warranties,” and “Financial Highlights of the Funds” in the Combined Proxy Statement/Prospectus included in this Registration Statement (Form N-14) of NAA Large Cap Value Series, NAA All Cap Value Series, NAA Small Cap Value Series, and NAA SMid-Cap Value Series (four of the funds constituting New Age Alpha Variable Funds Trust.)

We also consent to the references to our firm under the captions “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm,” and “Disclosure of Portfolio Holdings” in the Statement of Additional Information, each dated May 1, 2024, each included in Post-Effective Amendment No. 109 to the Registration Statement (Form N-1A, File No. 002-59353) of Guggenheim Variable Funds Trust, filed with the Securities and Exchange Commission, and each incorporated by reference into the Combined Proxy Statement/Prospectus included in this Registration Statement.

We also consent to the incorporation by reference of our report dated February 27, 2024 with respect to the financial statements and financial highlights of Series B (Large Cap Value Series), Series O (All Cap Value Series), Series Q (Small Cap Value Series) and Series V (SMid Cap Value Series) (four of the funds constituting Guggenheim Variable Funds Trust) included in the Annual Report to Shareholders (Form N-CSR) for the year ended December 31, 2023, into this Registration Statement, filed with the Securities and Exchange Commission.

/s/ Ernst & Young LLP

Tysons, Virginia

July 17, 2024

Consent of Independent Registered Public Accounting Firm

We consent to the references to our firm under the captions “Fund Service Providers,” “Financial Highlights,” “Other Service Providers,” “Representations and Warranties,” and “Financial Highlights of the Funds” in the Combined Proxy Statement/Prospectus included in this Registration Statement (Form N-14) of NAA Large Core Series, NAA World Equity Income Series, NAA Mid Growth Series, NAA Small Growth Series, NAA Large Growth Series (five of the series constituting New Age Alpha Variable Funds Trust.)

We also consent to the references to our firm under the captions “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm,” and “Disclosure of Portfolio Holdings” in the Statement of Additional Information, each dated May 1, 2024, and each included in this Post-Effective Amendment No. 109 to the Registration Statement (Form N-1A, File No. 002-59353) of Guggenheim Variable Funds Trust, filed with the Securities and Exchange Commission, and each incorporated by reference into the Combined Proxy Statement/Prospectus included in this Registration Statement.

We also consent to the incorporation by reference of our report dated February 27, 2024 with respect to the financial statements and financial highlights of Series A (StylePlus—Large Core Series), Series D (World Equity Income Series), Series J (StylePlus—Mid Growth Series), Series X (StylePlus—Small Growth Series) and Series Y (StylePlus—Large Growth Series) (five of the funds constituting Guggenheim Variable Funds Trust) included in its Annual Report to Shareholders (Form N-CSR) for the year ended December 31, 2023, into this Registration Statement, filed with the Securities and Exchange Commission.

/s/ Ernst & Young LLP

Tysons, Virginia

July 17, 2024